Exhibit 10.3

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

Warrant No. S-2

AMENDED AND RESTATED STOCK PURCHASE WARRANT

     This Amended and Restated Stock Purchase Warrant is issued this 2nd day of Mayl, 2002, by TELTRONICS, INC., a Delaware corporation (the "Company"), to FINOVA MEZZANINE CAPITAL INC. ("FINOVA") (formerly SIRROM CAPITAL CORPORATION d/b/a TANDEM CAPITAL, a Tennessee corporation ("Tandem" which, together with any subsequent assignee or transferee hereof is hereinafter referred to collectively as "Holder" or "Holders").

     WHEREAS, the Company had issued a Stock Purchase Warrant on February 26, 1998 to FINOVA and the parties wishes to amend certain provisions hereof.

AGREEMENT:

     1.     Issuance of Warrant; Term. For and in consideration of FINOVA making loans to the Company and certain of its subsidiaries pursuant to the terms of one or more Secured Promissory Notes, (together with any and all extensions, replacements and renewals thereof, the "Notes") and a Loan and Security Agreement, dated February 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase Three Hundred Sixty-Five Thousand (365,000) shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." The number of such shares and the Exercise Price (as defined below) are subject to adjustment as provided herein. As used herein, the term "Warrant" includes this Warrant and any warrants delivered in exchange therefor as provided herein, and the term "Warrant Issue Date" shall mean February 26, 1998. This Warrant shall be exercisable at any time and from time to time during the term commencing on the date hereof and ending at 5:00 p.m. Eastern time on February 26, 2004.

     2.     Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be One Dollar and No/100ths ($1.00), as adjusted from time to time pursuant to Section 7 hereof.

     3.     Exercise.

          (a)     Manner of Exercise. This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to all or any increment or increments of one thousand (1,000) Shares (or the balance of the Shares if less than 1,000), upon delivery to the

Company at the following address: 2150 Whitfield Industrial Way, Sarasota, Florida 34243 or such other address as the Company shall designate in a written notice to the Holder hereof, of the Notice of Exercise in the form of Annex A hereto, duly completed and executed on behalf of the Holder, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check, (ii) by the surrender by the Holder for cancellation of Debentures or any portion thereof having an outstanding principal balance at least equal to the aggregate Exercise Price, or (iii) by a combination of (i) and (ii) above. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within ten (10) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

          (b)     Conversion Rights. In lieu of exercising this Warrant pursuant to Section 3(a) above, the Holder shall have the right to require the Company to convert this Warrant, in whole or in part and at any time or times into Shares (the "Conversion Right"), upon delivery to the Company at its address in Section 3(a) or such other address as the Company shall designate in a written notice to the Holder hereof, of the Notice of Exercise, with the election to convert duly completed and executed on behalf of the Holder, together with this Warrant. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Shares which is equal to the quotient obtained by dividing (x) the net value of the number of Shares into which this Warrant is being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Shares into which this Warrant is being converted immediately prior to the exercise of the Conversion Right from a number equal to the product of (i) the Fair Market Value (as such term is defined in Section 7(e)) per share as at such time, multiplied by (ii) that number of Shares purchasable upon exercise of this Warrant (or portion hereof that is being converted at the time the Conversion Right is exercised) immediately prior to the exercise of the Conversion Right (taking into account all applicable adjustments pursuant to Section 7)), by (y) the Fair Market Value per share. Any references in any Warrants to the "exercise" of this Warrant, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

     4.     Covenants and Conditions. The above provisions are subject to the following:

          (a)     Securities Laws Compliance. Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale in violation of the registration provisions of the Securities Act; except for the transfer of the Warrant to one or more wholly-owned subsidiaries of FINOVA Mezzanine Capital Inc., which subsidiary(s) shall be an "accredited investor," as defined in Rule 501(a) under the Securities Act, this Warrant may not be sold or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Company hereby acknowledges that Harwell, Howard, Hyne, Gabbert & Manner, P.C. is acceptable counsel). Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws, including, if requested, completing and executing a representation letter in the form attached hereto as Annex C.

          (b)     Covenants of the Company. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges with respect to the issuance thereof. The Company further covenants that it shall at all times during the term of this Warrant reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of its Common Stock for issuance upon exercise of the Warrant.

     5.     Transfer of Warrant.

          (a)     Warrant Register. The Company will maintain a warrant register containing the names and address of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by registered or certified mail to such Holder as shown on the warrant register and at the address shown on the warrant register. Until this Warrant is transferred on the warrant register of the Company, the Company may treat the Holder as shown on the warrant register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b)     Transferability. Subject to compliance with the provisions of Section 4(a) hereof, this Warrant may be transferred, in whole or in part, to any person, by presentation of the Warrant to the Company together with the Notice of Assignment in the form of Annex B hereto, duly endorsed for transfer. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee(s) and in the denominations specified in such instructions in the Assignment Form. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of new Warrants under this Section 5.

     6.     Warrant Holder Not Shareholder; Rights Offering. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all Shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering.

     7.     Adjustment of Exercise Price and Number of Shares Issuable. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a)     Stock Splits, Recapitalization, Etc. If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to the record date for such stock split, stock dividend, recapitalization, combination of shares, or other similar event.

          (b)     Merger, Etc. If the Company at any time merges or consolidates with or into any other corporation or enters into a similar transaction (other than a merger in which the Company is the surviving corporation and in connection with which there is no reclassification or other change in the Common Stock or other securities of the Company or any issuance of stock, securities or property to the holders of its outstanding shares of Common Stock), then the Company shall notify the Holder of any such event and, effective upon the record or other date of determination of persons affected by such merger, consolidation or similar transaction, the securities which the Holder would be entitled to receive on the exercise hereof shall include the kind and amount of securities, cash and property that would have been held by the Holder if on such determination date the Holder had been the holder of record of the securities, cash and properties issuable upon exercise of the Warrant on such determination date (or the right thereto prior to the effective date thereof). In the event of any merger, consolidation or similar transaction referred to above in this Section 7(b), the Company shall, and shall cause any successor corporation as a condition precedent to such transaction to, execute and deliver to each Holder a new Warrant (i) providing that the owner of such Warrant, upon exercise thereof, shall have the right to purchase the securities as adjusted as described above, and (ii) containing provisions for subsequent adjustments in a manner and on terms as nearly equivalent as may be practicable to the adjustments provided for in this Section 7(b).

          (c)     Adjustment on Certain Dilutive Issues.

                     (i)     Definitions. For purposes of this Section 7(c), the following definitions apply:

                            (1)     "Options" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible

  Securities (as defined below), except for (A) currently exercisable options to purchase an aggregate of 4,000 shares of Common Stock outstanding on the Original Warrant Issue Date (the "Outstanding Options"); (B) rights or options to acquire up to an aggregate of 1,250,000 shares of Common Stock which may be granted to employees, directors or consultants to the Company pursuant to the Company's 1995 Incentive Stock Option Plan, provided that the exercise price for all options granted after the Warrant Issue Date shall be no less than the Fair Market Value (as defined in Section 7(e) below) on the date of grant (the "Plan Options"); and (C) warrants to purchase an aggregate of 890,000 shares of Common Stock granted and reserved for issuance on the Original Issue Date (the "Current Warrants").

                            (2)     "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock and the Company's Series B Convertible Preferred Stock (the "Series B Preferred")) or other securities convertible into or exchangeable for Common Stock.

                            (3)     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or deemed to be issued pursuant to Section 7(c)(iii)) by the Corporation after Warrant Issue Date, other than shares of Common Stock issued or issuable upon (i) conversion of shares of Series B Preferred Stock or as a dividend or distribution on Series B Preferred Stock; (ii) the exercise of the Outstanding Options; (iii) the exercise of any Plan Options; (iv) the conversion of any of the 1,000,000 shares of Non-Voting Common Stock into no more than 1,000,000 shares of Common Stock pursuant to the Agreement of Sale, dated March 27, 1996, among Interactive Solutions, LLC, its members and ISL, Inc. as amended; or (v) the exercise of the Current Warrants.

                     (ii)     Adjustment of Exercise Price. In the event that the consideration per share (determined pursuant to Section 7(c)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Fair Market Value (as defined in Section 7(e) hereof) on the date of the issue of such Additional Share of Common Stock, then the Exercise Price and the number of shares shall be adjusted as provided herein.

                     (iii)     Issue of Options and Convertible Securities. In the event the Company at any time or from time to time after the Warrant Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Fair Market Value (as defined in Section 7(e) hereof) on the date of such issue, or such record date, as the case may be, and provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                            (1)     no further adjustments in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                            (2)     if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or decrease or increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided, however, that no such adjustment of the Exercise Price shall affect Common Stock previously issued upon exercise or conversion of this Warrant;

                             (3)     upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that shall not have been exercised, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                 (a)     in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                                 (b)     in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 7(c)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                            (4)     no readjustment pursuant to Section 7(c)(iii)(2) or (3) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (a) the Exercise Price prior to the initial adjustment to which the readjustment applies, or (b) the Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the date of the initial adjustment date and such readjustment date; and

                            (5)     in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment which was initially made upon the issuance of such unexercised Option or unconverted Convertible Security, been made upon the basis of such subsequent change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

                     (iv)     Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event the Company at any time after the Warrant Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7(c)(iii)), without consideration or for a consideration per share less than the Fair Market Value (as defined in Section 7(e) below) on the date of such issue, then and in such event, the Conversion Price shall be reduced to a price (calculated to the nearest cent) equal to either (A) the per share consideration for such Additional Shares of Common Stock (or deemed Additional Shares of Common Stock) pursuant to Section 5(e)(iii), or (B) in the case of Additional Shares of Common Stock issued (or deemed to have been issued) without consideration, the par value of the Common Stock.

     The provisions of this Section 7(c)(iv) do not apply if the provisions of any of Section 7(a) or (b) apply.

                     (v)     Determination of Consideration. The consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                            (1)     Cash, Property, and Other Consideration. Such consideration shall:

                                 (a)     insofar as it consists of cash, be computed as the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                                 (b)     insofar as it consists of property, services, or other consideration other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                 (c)     in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of the consideration so received, computed as provided in clauses (a) and (b) above, as is determined in good faith by the Board of Directors.

                            (2)     Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Options and Convertible Securities, shall be deemed to be the sum of the consideration paid for such Option or Convertible Security, if any, plus the lowest consideration per share then payable upon the exercise of Options, as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein designed to protect against dilution. If Options or Convertible Securities are issued together with other securities or instruments of the Company, the Board of Directors shall determine in good faith the amount of consideration paid for such Option or Convertible Securities.

          (d)     Certificate as to Adjustments. In each case of any adjustment or readjustment pursuant to Section 7(a)-(c) of the Exercise Price or the number of shares issuable pursuant to this Warrant, the Company shall forthwith notify the Holder or Holders of this Warrant of each such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

          (e)     No Fractional Shares; Fair Market Value. If any adjustment pursuant to Section 7(a) - (c) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. "Fair Market Value" per share of Common Stock shall mean (i) in the case of a security listed or admitted to trading on any securities exchange, the last reported sale price, regular way (as determined in accordance with the practices of such exchange), on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day (and in the case of a security traded on more than one national securities exchange, at such price or such average, upon the exchange on which the volume of trading during the last calendar year was the greatest), (ii) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation service designated by the Company, (iii) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or the Wall Street Journal, or if there are no bids and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported, and (iv) in the case of a security determined by the Company's Board of Directors as not having an active quoted market or in the case of other property, such fair market value as shall be determined by the Board of Directors.

     8.     Certain Notices. In case at any time the Company shall propose to:

          (a)     declare any cash dividend upon its Common Stock;

          (b)     declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          (c)     offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or series or other rights;

          (d)     reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell of all or substantially all of its assets to, another corporation;

          (e)     voluntarily dissolve, liquidate or wind up of the affairs of the Company; or

          (f)     redeem or purchase any shares of its capital stock or securities convertible into its capital stock;

     then, in any one or more of said cases, the Company shall give to the Holder of the Warrant, by certified or registered mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. For the purposes of this Warrant notice shall be given as follows:

The Address of Holder is:	FINOVA Mezzanine Capital Inc. Suite 200 500 Church Street Nashville, TN 37219 Attention: Kathleen King Telecopy No. 615/726-1208

with a copy to:	FINOVA Mezzanine Capital Inc. Legal Department Suite 200 500 Church Street Nashville, TN 37219 Attention: Philip S. Clark Telecopy No. 615/256-9958
The Address of Company is:	Teltronics, Inc. 2150 Whitfield Industrial Way Sarasota, Florida 34243 Attention: Ewen Cameron Telecopy No. 941/751-7724
with a copy to:	Blair & Roach 2645 Sheridan Drive Tonawanda, New York 14150 Attention: John Blair Telecopy No. 716-834-9197

     9.     Registration Rights. The shares of Common Stock issuable upon exercise of this Warrant shall be "Registrable Securities" under that certain Registration Rights Agreement, dated February 26, 1998, between the Company and FINOVA, and the Holder of this Warrant shall be entitled to the benefits, and subject to the obligations, of the Registration Rights Agreement in accordance with its terms.

     10.     Governing Law and Amendments. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and the holders of its Common Stock. In all other matters, this Warrant shall be construed and enforced under the laws of the State of Tennessee. No amendment or modification hereof shall be effective except in a writing executed by each of the Company and the Holder.

     11.     Equity Participation. This Warrant is issued in connection with the Debenture Purchase Agreement. It is intended that this Warrant constitute an equity participation under and pursuant to T.C.A. 47-24-101, et seq. and that equity participation be permitted under said statutes and not constitute interest on the Debenture. If under any circumstances whatsoever, fulfillment of any obligation of this Warrant, the Debenture Purchase Agreement, or any other agreement or document executed in connection with the Debenture Purchase Agreement, shall violate the lawful limit of any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to such lawful limit, such that in no event shall there occur, under this Warrant, the Debenture Purchase Agreement, or any other document or instrument executed in connection with the Debenture Purchase Agreement, any violation of such lawful limit, but such obligation shall be fulfilled to the lawful limit. If any sum is collected in excess of the lawful limit, such excess shall be applied to reduce the principal amount of the Debenture.

[SIGNATURE PAGE TO STOCK PURCHASE WARRANT (LOAN)]

     IN WITNESS WHEREOF, Teltronics, Inc. has caused this Warrant to be executed by its duly authorized officer as of the date first above written.

TELTRONICS, INC.
By: /s/ Ewen R. Cameron Ewen Cameron, President

HOLDER:

SIRROM CAPITAL CORPORATION
d/b/a TANDEM CAPITAL

By:        /s/ Myles A. MacDonald

Name:    Myles A. MacDonald

Its:         Vice President

ANNEX A

NOTICE OF EXERCISE

To:     TELTRONICS, INC.

  (1)     The undersigned hereby:

            [Initial and complete one]

  (a)      _____ elects to purchase __________ shares of Common Stock of TELTRONICS, INC., pursuant to the provisions of Section 3(a) of the attached Warrant, and tenders herewith payment of the purchase price in full for such shares in the amount of $____________; or

  (b)     _____ elects to exercise this Warrant for the purchase of __________ shares of Common Stock, pursuant to the conversion right set forth in Section 3(c) of the attached Warrant.

  (2)     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

  (3)     Please issue a certificate(s) representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)
(Name)

  (4)     Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)
(Date)	(Signature)

A-1

ANNEX B

ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Asignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint Attorney __________________ to make such transfer on the books of TELTRONICS, INC., maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the registration provisions of the Securities Act or any state securities laws.

Dated:  __________________________

____________________________________
Signature of Holder

B-1